EXHIBIT 99

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

Term Sheet                                          Date Prepared: June 15, 2005

================================================================================

          Wells Fargo Home Equity Asset Backed Securities 2005-1 Trust
              Home Equity Asset-Backed Certificates, Series 2005-1

================================================================================

                  Approximate Total Offered Size: $185,728,000

                             Wells Fargo Bank, N.A.
                             Originator and Servicer
                    Wells Fargo Asset Securities Corporation
                                    Depositor

                                                       Ratings (S&P/        WAL
Tranche       Amount(1)   Int. Type / Class  Coupons   Moody's/Fitch)  (Call/Mat)(3)
-------       ---------   -----------------  -------   --------------  -------------
                              OFFERED CERTIFICATES
Class M-1    $33,589,000   Floating / Mezz   [ ]% (2)    AA+/Aa1/AA+     4.64/5.11
Class M-2    $31,613,000   Floating / Mezz   [ ]% (2)    AA+/Aa2/AA+     4.58/5.03
Class M-3    $19,100,000   Floating / Mezz   [ ]% (2)     AA/Aa3/AA      4.54/4.97
Class M-4    $16,466,000   Floating / Mezz   [ ]% (2)      AA/A1/AA      4.51/4.92
Class M-5    $15,148,000   Floating / Mezz   [ ]% (2)     AA-/A2/AA-     4.49/4.89
Class M-6    $13,172,000   Floating / Mezz   [ ]% (2)      A+/A3/A+      4.47/4.84
Class M-7    $13,172,000   Floating / Mezz   [ ]% (2)     A/ Baa1/A      4.47/4.81
Class M-8     $9,221,000   Floating / Mezz   [ ]% (2)     A-/Baa2/A-     4.44/4.74
Class M-9    $13,172,000   Floating / Mezz   [ ]% (2)   BBB+/Baa3/BBB+   4.44/4.69
Class M-10   $13,172,000   Floating / Mezz   [ ]% (2)     BBB/NR/BBB     4.44/4.58
Class M-11    $7,903,000   Floating / Mezz   [ ]% (2)    BBB-/NR/BBB-    4.40/4.42


                            NON-OFFERED CERTIFICATES
Class A-1A   $560,840,000   Floating / Senior   [ ]% (2)   AAA/Aaa/AAA   2.39/2.61
Class A-1B   $140,210,000   Floating / Senior   [ ]% (2)   AAA/Aaa/AAA   2.39/2.61
Class A-2    $401,463,000   Floating / Senior   [ ]% (2)   AAA/Aaa/AAA   2.34/2.54
Class M-12     $9,879,000    Floating / Mezz    [ ]% (2)   BB+/NR/BB+    4.20/4.20
Class M-13     $5,269,000    Floating / Mezz    [ ]% (2)    BB/NR/BB     3.85/3.85
Class M-14     $3,952,000    Floating / Mezz    [ ]% (2)    BB/NR/NR     3.40/3.40


(1)   Certificate sizes are subject to change (+/- 10%)
(2) The Class A Certificates will bear interest at variable rates, and their respective margins will increase by 2x following the Optional Termination Date; the Class M Certificates will bear interest at variable rates and their margins will increase by 1.5x following the Optional Termination Date
(3)   Based on Pricing Prepayment Assumption

Transaction Overview:
---------------------

Sole Manager: Citigroup Global Markets, Inc
Rating Agencies: S&P / Moody's / Fitch
Trustee: HSBC Bank USA, National Association

Expected Pricing Date: [June 17, 2005]
Expected Settlement Date: June 29, 2005

For Further Information:
------------------------

Mortgage Finance
Phil Seares (212) 723-1145
Taruna Reddy (212) 723-6748
Robert Murphy (212) 723-1146

MBS Trading
Matthew Cherwin (212) 723-6217
Elliot Rubenzhal (212) 723-6289

MBS Structuring
Shekhar Shah (212) 723-5386
Neil Aggarwal (212) 723-6420

                                                                [CITIGROUP LOGO]

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

*All numbers are preliminary and subject to change.

TRANSACTION SUMMARY
-------------------

Title of Securities:    Wells Fargo Home Equity Asset Backed Securities 2005-1
                        Trust, Home Equity Asset Backed Certificates, Series
                        2005-1

Offered Certificates:  $185,728,000 mezzanine floating-rate Certificates (the
                        Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Ceritificates).

Non-Offered             Class A-1A, Class A-1B, Class A-2, Class M-12, Class
Certificates:           M-13, Class M-14, Class CE, Class P and Class R
                        Certificates

Class A Certificates:   Class A-1A, Class A-1B and Class A-2 Certificates

Class M Certificates:   Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                        Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,
                        Class M-11, Class M-12, Class M-13 and Class M-14
                        Certificates

Originator and          Wells Fargo Bank, N.A.
Servicer:

Depositor:              Wells Fargo Asset Securities Corporation

Surveillance Provider:  The Murrayhill Company, will monitor and advise the
                        Servicer with respect to prepayment penalty collection, mortgage insurance claims and default management of the mortgage loans.

Trustee:                HSBC Bank USA, National Association

Securities              Wells Fargo Bank, N.A.
Administrator:

Custodian:              Wells Fargo Bank, N.A.

Closing Date:           On or about June 29, 2005

Distribution Dates:     25th of each month, or if such day is not a business
                        day, the next succeeding business day, commencing July
                        25, 2005

Cut-off Date:           June 1, 2005

Optional Termination    The date on which the aggregate principal balance of the
Date:                   Mortgage Loans after giving effect to distributions to
                        be made on that Distribution Date falls below 10% of the aggregate principal balance as of the Cut-off Date.

Payment Delay:          The Offered Certificates have a 0 day delay

Day Count:              The Offered Certificates are Actual/360

Servicing Fee Rate:     0.500% per annum.

Surveillance Fee Rate:  0.015% per annum.

Administrative Fee      Servicing Fee Rate and Surveillance Fee Rate.
Rate:

Denomination:           $25,000 and multiples of $1 in excess thereof.

SMMEA Eligibility:      The Class M-1, Class M-2, Class M-3, Class
                        M-4 and Class M-5 Certificates will be SMMEA eligible.
                        The remaining Offered Certificates will not be SMMEA eligible.

ERISA Eligibility:      All Offered Certificates may be ERISA eligible.

Tax Status:             The Offered Certificates will be treated as REMIC
                        regular interests for federal income tax purposes.


                                                                [CITIGROUP LOGO]

STRUCTURE SUMMARY
-----------------

Structure:              Senior/Subordinate/Overcollateralization Structure

Prepayment Assumption:  Fixed-Rate Mortgage Loans: 4% increasing to 23% CPR in months 1 to 12 and 23% CPR thereafter. Adjustuble-Rate Mortgage Loans: 5% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27, and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of Prepayment Assumption

Mortgage Pool:          As of the Cut-off Date, the Mortgage Pool consists of
                        7,934 fixed rate and adjustable-rate, closed end mortgage loans, secured by first and second lien mortgage loans on primarily one to four family properties with an approximate outstanding principal balance of $1,317,220,846 as of the Cut-off Date.
                        Generally loans with a loan-to-value ratio at origination in excess of 80% are covered by a mortgage insurance policy. For the purpose of calculating interest and principal on the Class A Certificates, the Mortgage Loans have been divided into two loan groups, designated as follows:

                        Group I Mortgage Loans: 6,380 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $837,575,021 with principal balances at origination that conform to the principal balance limits of Freddie Mac.

                        Group II Mortgage Loans: 1,554 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $479,645,825.

Pass-Through Rate:      >>    The monthly Pass-Through Rate for the Offered
                              Certificates on each Distribution Date is the lesser of:
                        o     (1) the Formula Rate; and
                        o     (2) the related Net WAC Cap for that Distribution
                              Date.
                        >>    The Formula Rate for the Offered Certificates is
                              as follows:
                        o     On or prior to the Optional Termination Date:
                              1-Month LIBOR plus a margin which will be set at pricing for the Class A and Class M Certificates.
                        o     After the Optional Termination Date: 1-Month LIBOR
                              plus 2x the initial margin for the Class A
                              Certificates and 1-Month LIBOR plus 1.5x the initial margin for the Class M Certificates.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

Principal Payments for  Prior to the Stepdown Date, or if a Trigger Event is in
Class A Certificates:   effect, each of the Class A Certificates will receive
                        the principal collected on the related Mortgage Loans plus any Excess Interest required to maintain the Targeted Overcollateralization Amount until the aggregate certificate principal balance of the Class A
                        Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event is in effect, principal distributed on the Class A Certificates will be an amount such that each group of Class A
                        Certificates will maintain 2x the Class A Initial Credit
                        Enhancement Percentage as set forth in the Credit
                        Enhancement Percentage table included herein.

                        Principal distributions on the Group I Certificates will be allocated pro rata, with the exception that, (i) on any Distribution Date on or after which the aggregate certificate principal balance of the Class A Certificates equals or exceeds the aggregate Mortgage Loan Balance, or (ii) a trigger event is in effect, principal distributions will be allocated sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the certificate principal balance thereof have been reduced to zero.

                        Principal distributions on the Group II Certificates will be allocated to the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

Principal Payments for  The Class M Certificates will NOT receive any principal
Class M Certificates:   payments prior to the Stepdown Date unless the aggregate
                        certificate principal balance of the Class A
                        Certificates is reduced to zero.

                        Thereafter (assuming no Trigger Event is in effect), principal will be shared among the Class M Certificates to maintain, in each case, approximately 2x their respective initial credit enhancement.

Principal Remittance    For any Distribution Date, an amount equal to the
Amount:                 aggregate of:
                        (i)   the principal portion of all scheduled monthly
                              payments on the Mortgage Loans actually received or advanced on or prior to the related Determination Date;
                        (ii)  the principal portion of all proceeds received in
                              respect of the repurchase of a Mortgage Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and
                        (iii) the principal portion of all other unscheduled
                              collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the trustee and the servicer, to the extent applied as recoveries of principal on the Mortgage Loans.

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

Optional Termination:   10% cleanup call based on the Cut-off Date Principal
                        Balance of the Mortgage Loans. The majority holder of
                        the Class CE Certificates shall have the right to
                        exercise the clean-up call. If such call is exercised,
                        the holders of the Offered Certificates are entitled, to
                        the extent of funds available, to:
                        >>    Outstanding principal balance of the Offered
                              Certificates
                        >>    Current interest accrued on such balance at the
                              related Pass-Through Rate
                        >>    Interest previously earned but not paid (if any)
                        >>    "LIBOR Carryover Amount" (if any)

Net WAC Cap:            For any Distribution Date and for each loan group the
                        Net WAC Cap will equal the weighted average Net Mortgage
                        Rates of the related Mortgage Loans. The Net WAC Cap for the Class M certificates will equal a weighted average of the Net WAC Cap for each loan group based on the principal balance of the related Mortgage Loans, subtracting the certificate principal balance of the related senior certificates.The Net WAC Cap is subject to an adjustment based on the actual number of days that have elapsed in the related Interest Accrual Period.

Net Mortgage Rate:      For each Mortgage Loan the applicable Mortgage Rate less
                        the the Administrative Fee Rate.

LIBOR Carryover Amount: On any Distribution Date the sum of (a) If the
                        Pass-Through Rate for the Class A or Class M
                        Certificates, is limited by the applicable Net WAC Cap, the excess of (i) the amount of interest that class would have accrued for such Distribution Date based on its respective Formula Rate, over (ii) the amount of interest the Certificates accrued for such Distribution Date based on the applicable Net WAC Cap, and (b) the unpaid portion of any such excess from prior Distribution Dates plus interest accrued at its Formula Rate thereon.

Interest Carry Forward  As of any Distribution Date, and for any class the sum
Amount:                 of:
                        (x) the excess, if any, of the applicable accrued certificate interest for the prior Distribution Date and any applicable Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on that class on such prior Distribution Date; and
                        (y) interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

Excess Interest:        Excess Interest, to the extent it is not used for other
                        required purposes, including to absorb realized losses on the Mortgage Loans, to cover interest shortfalls on the Certificates or to fund any Overcollateralization
                        Deficiency, will be available to make distributions of the LIBOR Carryover Amount to the Certificates in an amount equal to any reductions in the amount of interest distributable to such holders caused by application of the Net WAC Cap to the extent such shortfalls are not covered by the Interest Rate Cap Agreements.

Senior Enhancement      For any Distribution Date, the percentage obtained by
Percentage:             dividing
                        (x)   the sum of:
                              (i) the aggregate certificate principal balance of the Class M Certificates; and
                              (ii) the overcollateralization amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
                        (y)   the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due
                              Period.

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

Available Funds:        For any Distribution Date, the sum, net of amounts
                        reimbursable therefrom to the Servicer, the Securities
                        Administrator or the Trustee, of, among other amounts, the following: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received or advanced on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments (but excluding any prepayment penalties), insurance proceeds (including any payments received under any lender paid mortgage insurance policy), liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage
                        Loans, occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Servicer Advances with respect to the Mortgage Loans received for such Distribution Date; and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.


Principal Distribution  On any Distribution Date, the sum of (i) the Principal
Amount: Remittance Amount minus any Overcolletralization Release Amount, if any and (ii) the Extra Principal Distribution Amount, if any.

Extra Principal         As of any Distribution Date, the lesser of (x) the sum
Distribution Amount:    of the excess interest collections on the Mortgage Loans
                        and the interest on the Overcollateralization Amount for such Distribution Date and (y) on the Overcollateralization Deficiency for such Distribution
                        Date.

Class A Principal       Prior to the Stepdown Date, or if a Trigger Event is in
Distribution Amount:    effect, each of the Class A Certificates will receive
                        the principal collected on the related Mortgage Loans plus any Excess Interest required to maintain the Targeted Overcollateralization Amount until the aggregate certificate principal balance of the Class A
                        Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event is in effect, principal distributed on the Class A Certificates will be an amount such that each group of Class A
                        Certificates will maintain 2x the Class A Initial Credit
                        Enhancement Percentage as set forth in the Credit
                        Enhancement Percentage table included herein.

                        Principal distributions on the Group I Certificates will be allocated pro rata, with the exception that, on any Distribution Date on or after which the aggregate certificate principal balance of the Class A Certificates equals or exceeds the aggregate Mortgage Loan Balance, or a trigger event is in effect principal distributions will be allocated sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the certificate principal balances thereof have been reduced to zero.

                        Principal distributions on the Group II certificates will be allocated to the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

Class M Principal       With respect to any Distribution Date (i) prior to the
Distribution Amount:    Stepdown Date or on or after the Stepdown Date if a
                        Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distributions of the Class A
                        Principal Distribution Amounts, and any Class M
                        Principal Distribution Amounts paid to a more senior class or (ii) on or after the Stepdown Date if a Trigger
                        Event is not in effect the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class
                        A Certificates, and any more senior class of M
                        Certificates after taking into account the distribution of the Class A Principal Distribution Amounts, and any
                        Class M Principal Distribution Amounts paid to a more senior class and (ii) the certificate principal balance of the related Class M Certificate immediately prior to that Distribution Date over (y) the lesser of (i) the product of 100% minus 2X the respective Class M
                        Certificates initial credit enhancement percentage and the principal balance of the Mortgage Loans as of the last day of the related due period and (ii) the aggregate stated principal balance of the Mortgage
                        Loans, as of the last day of the related Due Period, minus 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

Payment Priority:
Interest Distributions  On each Distribution Date, the Securities Administrator will distribute the aggregate of the Interest Remittance Amounts (as described in the Prospectus Supplement) in the following order of priority to the extent available:

                        first, to the Surveillance Provider, the Surveillance Provider Fee;

                        second, to the Class A Certificates, accrued certificate interest for each such class for such Distribution Date;

                        third, to the Class A Certificates, the Interest Carry Forward Amount thereon for each such class for such Distribution Date;

                        fourth, to the Class M-1 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        fifth, to the Class M-2 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        sixth, to the Class M-3 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        seventh, to the Class M-4 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        eighth, to the Class M-5 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        ninth, to the Class M-6 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        tenth, to the Class M-7 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        eleventh, to the Class M-8 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        twelfth, to the Class M-9 Certificates, the accrued certificate interest thereon for such


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Distribution Date;

                        thirteenth, to the Class M-10 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        fourteenth, to the Class M-11 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        fifteenth, to the Class M-12 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        sixteenth, to the Class M-13 Certificates, the accrued certificate interest thereon for such Distribution Date;

                        seventeenth, to the Class M-14 Certificates, the accrued certificate interest thereon for such Distribution Date; and

                        eighteenth, the amount, if any, of the aggregate of the Interest Remittance Amounts remaining after application with respect to the priorities set forth above which is defined above as the "Excess Interest" for such Distribution Date, will be applied as described below under "Excess Cash Flow Distributions."

Payment Priority:       With respect to each Distribution Date (a) before the
                        Stepdown Date or (b) as to which a Trigger Event is in effect, the Principal Principal Distributions
                        Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Certificates in the following order of priority:

                        first, to the Class A Certificates, as described under Class A Principal Distribution Amount;

                        second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class M-13 and Class M-14 Certificates;

                        third, any remaining Principal Distribution Amount will be distributed as part of the Excess Cash Flow as described below under "Excess Cash Flow Distributions."

                        With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Certificates in the following order of priority:

                        first, to the Class A Certificates, as described under Class A Principal Distribution Amount;

                        second, to the Class M-1 Certificates, up to the Class M Principal Distribution Amount for the Class M-1 Certificates;

                        third, to the Class M-2 Certificates, up to the Class M Principal Distribution Amount for the Class M-2 Certificates;

                        fourth, to the Class M-3 Certificates, up to the Class M Principal Distribution Amount for the Class M-3 Certificates;

                        fifth, to the Class M-4 Certificates, up to the Class M Principal Distribution Amount for the Class M-4 Certificates;

                        sixth, to the Class M-5 Certificates, up to the Class M Principal Distribution Amount for the Class


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        M-5 Certificates;

                        seventh, to the Class M-6 Certificates, up to the Class M Principal Distribution Amount for the Class M-6 Certificates;

                        eighth, to the Class M-7 Certificates, up to the Class M Principal Distribution Amount for the Class M-7 Certificates;

                        ninth, to the Class M-8 Certificates, up to the Class M Principal Distribution Amount for the Class M-8 Certificates;

                        tenth, to the Class M-9 Certificates, up to the Class M Principal Distribution Amount for the Class M-9 Certificates;

                        eleventh, to the Class M-10 Certificates, up to the Class M Principal Distribution Amount for the Class M-10 Certificates;

                        twelfth, to the Class M-11 Certificates, up to the Class M Principal Distribution Amount for the Class M-11 Certificates;

                        thirteenth, to the Class M-12 Certificates, up to the Class M Principal Distribution Amount for the Class M-12 Certificates;

                        fourteenth, to the Class M-13 Certificates, up to the Class M Principal Distribution Amount for the Class M-13 Certificates;

                        fifteenth, to the Class M-14 Certificates, up to the Class M Principal Distribution Amount for the Class M-14 Certificates; and

                        sixteenth, any remaining Principal Distribution Amount will be distributed as part of the Excess Cash Flow as described below under "Excess Cash Flow Distributions."


Payment Priority:       On any Distribution Date, the sum of the Excess Interest
Excess Cash Flow        remaining after the application of such amounts to cover
Distributions:          certain interest shortfalls, the Overcollateralization
                        Release Amount and any portion of the Principal
                        Distribution Amount (without duplication) remaining after principal distributions on the Certificates is the "Excess Cash Flow," which is required to be applied in the following order of priority on such Distribution
                        Date:

                        (i) to the Class A Certificates, pro rata, any remaining accrued certificate interest for such classes for such Distribution Date;

                        (ii) to the Class A Certificates, pro rata, any Interest Carry Forward Amounts for such classes for such Distribution Date;

                        (iii) to the Class M-1 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (iv)to the Class M-1 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date; (

                        v)to the Class M-1 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;


                        (vi) to the Class M-2 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (vii)to the Class M-2 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (viii)to the Class M-2 Certificates, any related Allocated Realized Loss Amount for such


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Distribution Date;

                        (ix) to the Class M-3 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (x)to the Class M-3 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xi)to the Class M-3 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;


                        (xii)to the Class M-4 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xiii)to the Class M-4 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xiv)to the Class M-4 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                        (xv)to the Class M-5 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xvi)to the Class M-5 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xvii)to the Class M-5 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                        (xviii)to the Class M-6 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xix)to the Class M-6 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xx)to the Class M-6 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                        (xxi)to the Class M-7 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xxii)to the Class M-7 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xxiii)to the Class M-7 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;


                        (xxiv)to the Class M-8 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xxv)to the Class M-8 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xxvi)to the Class M-8 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                        (xxvii)to the Class M-9 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xxviii)to the Class M-9 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xxix)to the Class M-9 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        (xxx)to the Class M-10 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xxxi)to the Class M-10 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xxxii)to the Class M-10 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                        (xxxiii)to the Class M-11 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xxxiv) to the Class M-11 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xxxv)to the Class M-11 Certificates, any related Allocated Realized Loss Amount for such Distribution Date; (xxxvi)to the Class M-12 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xxxvii)to the Class M-12 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xxxviii)to the Class M-12 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                        (xxxix)to the Class M-13 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xxxx)to the Class M-13 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xxxxxi)to the Class M-13 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;


                        (xxxxii)to the Class M-14 Certificates, any remaining accrued certificate interest for such Distribution Date;

                        (xxxxiii) to the Class M-14 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                        (xxxxxiv)to the Class M-14 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;


                        (xxxxxv)first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class M-13 and Class M-14 Certificates, any LIBOR Carryover Amount for such Class; and

                        (xxxxxvi)to the Class CE Certificates, in the amounts specified in the pooling and servicing agreement.

Allocated Realized      An Allocated Realized Loss Amount with respect to any
Loss Amount:            class of Certificates and any Distribution Date is an
                        amount equal to the sum of any realized losses allocated to that class of Certificates on that Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from prior Distribution Dates.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

Interest Rate Cap       On the Closing Date, the Securities Administrator will
Agreements:             enter into one or more Interest Rate Cap Agreements with
                        one or more interest rate cap providers for the benefit of the Class M Certificates. The Interest Rate Cap
                        Provider will be obligated to make monthly payments to the Securities Administrator (based on a notional amount) when one-month LIBOR exceeds the strike rate for the related period. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate for the related period. The schedules containing the notional amounts, strike and ceiling rates is in the table on page 19.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

CREDIT ENHANCEMENT SUMMARY
--------------------------

Stepdown Date:          The earlier to occur of:

                        (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is zero, and
                        (ii) the later to occur of:(x) the 37th Distribution Date and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to twice its initial amount

Trigger Event           On a Distribution Date, a Trigger Event will be in
                        effect if either:
                        (i)   the aggregate amount of Realized Losses incurred
                              since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of recoveries received since the Cut-off Date through the last day of the related Due Period), divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date.

                              Distribution Date Percentage        Percentage
                              ----------------------------        ----------
                              July 2007 to June 2008              1.25%
                              July 2008 to June 2009              2.50%
                              July 2009 to June 2010              4.00%
                              July 2010 to June 2011              4.75%
                              July 2011 and thereafter            5.00%

                        (ii) If the aggregate principal balance of 60+ Day Delinquent Loans, divided by the aggregate principal balance of the Mortgage Loans expressed as a percentage equals or exceeds 41% of the Senior Enhancement Percentage.

60+ Day Delinquent      Any Mortgage Loans (including each Mortgage Loan in
Loan:                   foreclosure and in bankruptcy) with respect to which any
                        portion of the monthly payment is, as of the last day of the prior Due Period, two or more months past due, and REO Properties.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------

Credit Enhancement:     Credit Enhancement will be provided by:
                        >>    Excess Interest
                        >>    Overcollateralization
                        >>    Subordination

                     Initial Credit Enhancement*      On or After Stepdown Date*
                     ---------------------------      --------------------------
                       Class     Percentage**          Class    Percentage**
                       -----     ------------          -----    ------------
                        A           16.30%               A          32.60%
                        M-1         13.75%               M-1        27.50%
                        M-2         11.35%               M-2        22.70%
                        M-3          9.90%               M-3        19.80%
                        M-4          8.65%               M-4        17.30%
                        M-5          7.50%               M-5        15.00%
                        M-6          6.50%               M-6        13.00%
                        M-7          5.50%               M-7        11.00%
                        M-8          4.80%               M-8         9.60%
                        M-9          3.80%               M-9         7.60%
                        M-10         2.80%               M-10        5.60%
                        M-11         2.20%               M-11        4.40%
                        M-12         1.45%               M-12        2.90%
                        M-13         1.05%               M-13        2.10%
                        M-14         0.75%               M-14        1.50%
                        * Includes Overcollateralization
                        **Approximate

Overcollateralization   For any Distribution Date the excess, if any, of (a) the
Amount:                 sum of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period
                        (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related
                        Prepayment Period) over (b) the sum of the aggregate certificate principal balance of the Class A and Class M
                        Certificates, after giving effect to distributions to be made on such Distribution Date.

Overcollateralization   As of any Distribution Date, the excess, if any, of:
Deficiency:             (x)   the Targeted Overcollateralization Amount for such
                              Distribution Date over
                        (y)   the Overcollateralization Amount for such
                              Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Allocated
                              Realized Loss Amounts on such Distribution Date.

Overcollateralization   As of any Distribution Date, on or after the Stepdown
Release Amount:         Date on which any Trigger Event is not in effect the
                        lesser of (a) the Principal Remittance Amount and (b) the excess, if any, of:
                        (x)   the Overcollateralization Amount for such
                              Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (y) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

Targeted                As of any Distribution Date, the Targeted
Overcollateralization   Overcollateralization Amount (a) prior to the Stepdown
Amount:                 Date, is an amount equal to approximately 0.75% of the
                        Principal Balance of the Mortgage Loans as of the Cut-off Date; (b) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (i) approximately 1.50% of the then current aggregate outstanding Principal Balance of the Mortgage Loans as of the last day of the related due period and (ii) 0.50% of the principal balance of the Mortgage Loans as of the Cut-off Date; and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Targeted
                        Overcollateralization Amount for the immediately preceding Distribution Date.

Allocation of Losses/   Realized losses on the Mortgage Loans will be applied:
Subordination:          >>    First to reduce the Excess Interest and the
                              overcollateralization amount; and
                        >>    Then to the Class M Certificates, in reverse
                              sequential order, until each such class has been reduced to zero

Advances:               Subject to certain limitations, the Servicer must
                        advance delinquent payments of principal and interest on the mortgage loans.

Compensating Interest:  The Servicer is obligated to offset any Prepayment
                        Interest Shortfall attributable to prepayments in full, on any Distribution Date, with Compensating Interest to the extent of its Servicing Fee for each Distribution Date.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                             To Optional Redemption

                                             Percentage of Prepayment Assumption
--------------------------------------------------------------------------------------------------
                                    50%                100%              150%              200%
--------------------------------------------------------------------------------------------------
          Average Life (yrs.)      8.71              4.64              3.87              2.74
 M-1      Window (mo)              50 - 158          43 - 78           36 - 47           28 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.71              4.58              3.91              2.91
 M-2      Window (mo)              50 - 158          41 - 78           47 - 47           35 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.71              4.54              3.91              2.91
 M-3      Window (mo)              50 - 158          41 - 78           47 - 47           35 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.71              4.51              3.91              2.91
 M-4      Window (mo)              50 - 158          40 - 78           47 - 47           35 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.71              4.49              3.90              2.91
 M-5      Window (mo)              50 - 158          39 - 78           46 - 47           35 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.71              4.47              3.79              2.88
 M-6      Window (mo)              50 - 158          39 - 78           44 - 47           34 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.71              4.47              3.68              2.81
 M-7      Window (mo)              50 - 158          38 - 78           43 - 47           33 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
--------------------------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                       To Optional Redemption (continued)

                                             Percentage of Prepayment Assumption
--------------------------------------------------------------------------------------------------
                                    50%                100%              150%              200%
--------------------------------------------------------------------------------------------------
          Average Life (yrs.)      8.71              4.44              3.60              2.75
 M-8      Window (mo)              50 - 158          38 - 78           42 - 47           32 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.71              4.44              3.53              2.70
 M-9      Window (mo)              50 - 158          38 - 78           40 - 47           31 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.71              4.44              3.45              2.64
M-10      Window (mo)              50 - 158          37 - 78           39 - 47           30 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008

          Average Life (yrs.)      8.68              4.40              3.38              2.58
M-11      Window (mo)              50 - 158          37 - 78           39 - 47           30 - 35
          Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
--------------------------------------------------------------------------------------------------



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                                   To Maturity

                                             Percentage of Prepayment Assumption
--------------------------------------------------------------------------------------------------
                                    50%                100%              150%              200%
--------------------------------------------------------------------------------------------------
          Average Life (yrs.)      9.52              5.11              6.98              4.47
 M-1      Window (mo)              50 - 265          43 - 143          36 - 112          28 - 78
          Last Principal Date      7/25/2027         5/25/2017         10/25/2014        12/25/2011

          Average Life (yrs.)      9.49              5.03              5.29              4.04
 M-2      Window (mo)              50 - 255          41 - 136          57 - 83           43 - 59
          Last Principal Date      9/25/2026         10/25/2016        5/25/2012         5/25/2010

          Average Life (yrs.)      9.46              4.97              4.66              3.53
 M-3      Window (mo)              50 - 245          41 - 129          52 - 79           40 - 56
          Last Principal Date      11/25/2025        3/25/2016         1/25/2012         2/25/2010

          Average Life (yrs.)      9.43              4.92              4.38              3.30
 M-4      Window (mo)              50 - 238          40 - 125          49 - 76           37 - 54
          Last Principal Date      4/25/2025         11/25/2015        10/25/2011        12/25/2009

          Average Life (yrs.)      9.39              4.89              4.17              3.15
 M-5      Window (mo)              50 - 230          39 - 120          46 - 73           35 - 52
          Last Principal Date      8/25/2024         6/25/2015         7/25/2011         10/25/2009

          Average Life (yrs.)      9.35              4.84              4.02              3.03
 M-6      Window (mo)              50 - 223          39 - 116          44 - 70           34 - 50
          Last Principal Date      1/25/2024         2/25/2015         4/25/2011         8/25/2009

          Average Life (yrs.)      9.29              4.81              3.88              2.94
 M-7      Window (mo)              50 - 214          38 - 111          43 - 67           33 - 48
          Last Principal Date      4/25/2023         9/25/2014         1/25/2011         6/25/2009
--------------------------------------------------------------------------------------------------



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                             To Maturity (continued)

                                             Percentage of Prepayment Assumption
--------------------------------------------------------------------------------------------------
                                    50%                100%              150%              200%
--------------------------------------------------------------------------------------------------
          Average Life (yrs.)      9.22              4.74              3.78              2.87
 M-8      Window (mo)              50 - 205          38 - 105          42 - 63           32 - 46
          Last Principal Date      7/25/2022         3/25/2014         9/25/2010         4/25/2009

          Average Life (yrs.)      9.13              4.69              3.67              2.79
 M-9      Window (mo)              50 - 197          38 - 100          40 - 61           31 - 44
          Last Principal Date      11/25/2021        10/25/2013        7/25/2010         2/25/2009

          Average Life (yrs.)      8.96              4.58              3.53              2.70
M-10      Window (mo)              50 - 182          37 - 93           39 - 56           30 - 41
          Last Principal Date      8/25/2020         3/25/2013         2/25/2010         11/25/2008

          Average Life (yrs.)      8.72              4.42              3.39              2.58
M-11      Window (mo)              50 - 166          37 - 82           39 - 49           30 - 36
          Last Principal Date      4/25/2019         4/25/2012         7/25/2009         6/25/2008
--------------------------------------------------------------------------------------------------



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

       Net WAC Cap and Effective Maximum Rate for the Class M Certificates



                        Max
           NWC(1)     Rate (2)              NWC(1)   Max Rate (2)
Period      (%)         (%)      Period      (%)         (%)
-----------------------------------------------------------------
 1          7.21        7.21       41        6.38       10.75
 2          6.05        9.50       42        6.59       11.12
 3          6.05        9.50       43        6.38       10.76
 4          6.25        9.50       44        6.38       10.75
 5          6.05        9.50       45        7.06       11.90
 6          6.25        9.50       46        6.38       10.74
 7          6.05        9.50       47        6.59       11.11
 8          6.05        9.50       48        6.38       10.75
 9          6.70        9.50       49        6.59       11.10
10          6.05        9.50       50        6.38       10.74
11          6.25        9.50       51        6.38       10.73
12          6.05        9.50       52        6.59       11.09
13          6.25        9.50       53        6.38       10.74
14          6.05        9.50       54        6.59       11.10
15          6.05        9.50       55        6.38       10.73
16          6.25        9.50       56        6.37       10.73
17          6.05        9.50       57        7.06       11.87
18          6.25        9.50       58        6.37       10.71
19          6.05        9.50       59        6.59       11.08
20          6.05        9.50       60        6.37       10.72
21          6.70        9.50       61        6.58       11.08
22          6.05        9.50       62        6.37       10.71
23          6.59        9.50       63        6.37       10.71
24          6.38        9.50       64        6.58       11.06
25          6.59        9.50       65        6.37       10.69
26          6.37        9.50       66        6.58       11.04
27          6.37        9.50       67        6.37       10.68
28          6.58        9.50       68        6.37       10.68
29          6.37        9.50       69        7.05       11.81
30          6.58        9.50       70        6.37       10.66
31          6.37        9.50       71        6.58       11.01
32          6.37        9.50       72        6.37       10.65
33          6.81        9.81       73        6.58       11.00
34          6.37        9.50       74        6.37       10.64
35          6.59       10.32       75        6.37       10.63
36          6.38       10.00       76        6.58       10.98
37          6.59       10.33       77        6.36       10.62
38          6.38        9.99       78        6.58       10.97
39          6.38        9.99       79          --       10.61
40          6.59       10.32
-----------------------------------------------------------------


Assumptions:
------------
(1) Assumes 1mLIBOR, 6MLibor and 1 year CMT stay at 3.24%, 3.62% and 3.36% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.
(2) Assumes 1mLIBOR and 6mLIBOR and 1 year CMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

               Assumed Monthly Excess Interest at Static Indices

             Excess                   Excess                   Excess
          Interest at              Interest at              Interest at
             Static                   Static                   Static
Period    Indices (%)    Period    Indices (%)    Period    Indices (%)
------    -----------    ------    -----------    ------    -----------
   1          3.15         28          2.88         55          2.84
   2          2.56         29          2.75         56          2.85
   3          2.56         30          2.87         57          3.21
   4          2.67         31          2.74         58          2.86
   5          2.55         32          2.73         59          2.98
   6          2.67         33          2.97         60          2.87
   7          2.55         34          2.71         61          2.99
   8          2.55         35          2.84         62          2.87
   9          2.90         36          2.71         63          2.88
  10          2.54         37          2.82         64          3.00
  11          2.66         38          2.72         65          2.89
  12          2.53         39          2.76         66          3.01
  13          2.65         40          2.90         67          2.90
  14          2.53         41          2.78         68          2.91
  15          2.52         42          2.91         69          3.27
  16          2.64         43          2.80         70          2.92
  17          2.52         44          2.80         71          3.04
  18          2.63         45          3.18         72          2.93
  19          2.51         46          2.82         73          3.06
  20          2.50         47          2.94         74          2.94
  21          2.86         48          2.82         75          2.95
  22          2.49         49          2.95         76          3.08
  23          2.94         50          2.83         77          2.97
  24          2.81         51          2.83         78          3.09
  25          2.92         52          2.96         79
  26          2.78         53          2.84         80
  27          2.77         54          2.96         81


Assumptions:
1.    Run at pricing prepayment assumption
2.    Excess (30/360)
3.    Static Indices: 1mL = 3.24% 6mL = 3.62%, 1 Yr CMT = 3.36%
4.    10% optional clean-up call


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.


                                                                Assumed Monthly Excess Interest at Forward Indices
           1 Month      6 Month        1 Year        Excess                1 Month      6 Month        1 Year         Excess
            LIBOR        LIBOR          CMT        Interest at              LIBOR        LIBOR          CMT         Interest at
           Forwards     Forwards      Forwards      Forwards               Forwards     Forwards      Forwards       Forwards
Period       (%)          (%)           (%)           (%)       Period       (%)          (%)           (%)            (%)
------       ---          ---           ---           ---       ------       ---          ---           ---            ---
  1        3.24000       3.62000      3.36000         3.15        28       4.26759       4.32992       3.93773         2.41
  2        3.39816       3.72632      3.42795         2.40        29       4.27191       4.33866       3.93498         2.28
  3        3.53816       3.81685      3.50575         2.25        30       4.28214       4.34737       3.93223         2.42
  4        3.67426       3.88784      3.57757         2.24        31       4.29723       4.35564       3.92774         2.24
  5        3.79078       3.94154      3.62972         2.00        32       4.30951       4.36307       3.91751         2.22
  6        3.87202       3.98082      3.68188         2.05        33       4.31649       4.36971       3.90729         2.52
  7        3.91052       4.01057      3.73041         1.87        34       4.31911       4.37575       3.89911         2.19
  8        3.93282       4.03713      3.76704         1.85        35       4.32325       4.38152       3.89763         2.40
  9        3.95726       4.06302      3.80367         2.24        36       4.33084       4.38783       3.89616         2.23
  10       3.99120       4.08810      3.83994         1.79        37       4.34102       4.39564       3.89827         2.37
  11       4.02259       4.11117      3.87498         1.90        38       4.34865       4.40571       3.91219         2.21
  12       4.04756       4.13283      3.91002         1.73        39       4.35208       4.41749       3.92612         2.25
  13       4.06718       4.15439      3.93708         1.85        40       4.35309       4.43005       3.94051         2.42
  14       4.08557       4.17680      3.93789         1.69        41       4.36037       4.44245       3.95646         2.31
  15       4.10522       4.19925      3.93870         1.67        42       4.37689       4.45392       3.97240         2.46
  16       4.12724       4.22000      3.93718         1.78        43       4.40032       4.46369       3.98834         2.28
  17       4.15033       4.23732      3.92799         1.62        44       4.41804       4.47126       4.00424         2.27
  18       4.17467       4.25125      3.91880         1.73        45       4.42608       4.47755       4.02014         2.75
  19       4.19936       4.26240      3.91047         1.56        46       4.42611       4.48396       4.03665         2.27
  20       4.21792       4.27140      3.90495         1.54        47       4.42792       4.49153       4.05512         2.48
  21       4.22755       4.27887      3.89943         1.96        48       4.43441       4.49943       4.07360         2.31
  22       4.22935       4.28549      3.89700         1.52        49       4.44489       4.50622       4.09113         2.47
  23       4.23245       4.29198      3.90472         2.51        50       4.45510       4.51081       4.10552         2.30
  24       4.24034       4.29868      3.91245         2.34        51       4.46384       4.51372       4.11991         2.29
  25       4.25245       4.30577      3.91993         2.46        52       4.47071       4.51599       4.13432         2.45
  26       4.26193       4.31337      3.92660         2.28        53       4.47441       4.51864       4.14882         2.32
  27       4.26657       4.32144      3.93326         2.26        54       4.47441       4.52229       4.16331         2.48


           1 Month       6 Month      1 Year         Excess
            LIBOR         LIBOR         CMT         Interest at
           Forwards      Forwards     Forwards      Forwards
Period       (%)           (%)          (%)            (%)
------       ---           ---          ---            ---
  55       4.47187       4.52751      4.17701         2.33
  56       4.47225       4.53469      4.18807         2.33
  57       4.47724       4.54333      4.19914         2.81
  58       4.48628       4.55269      4.20944         2.32
  59       4.49589       4.56208      4.21718         2.51
  60       4.50515       4.57136      4.22493         2.34
  61       4.51413       4.58049      4.23139         2.50
  62       4.52316       4.58948      4.23362         2.33
  63       4.53233       4.59827      4.23586         2.33
  64       4.54156       4.60683      4.23834         2.49
  65       4.55047       4.61512      4.24162         2.36
  66       4.55894       4.62321      4.24489         2.52
  67       4.56701       4.63116      4.24786         2.36
  68       4.57491       4.63905      4.24981         2.36
  69       4.58270       4.64688      4.25177         2.84
  70       4.59039       4.65468      4.25413         2.36
  71       4.59806       4.66243      4.25785         2.55
  72       4.60574       4.67016      4.26156         2.39
  73       4.61342       4.67788      4.26544         2.55
  74       4.62102       4.68561      4.26982         2.39
  75       4.62855       4.69336      4.27420         2.39
  76       4.63603       4.70116      4.27898         2.55
  77       4.64355       4.70904      4.28511         2.43
  78       4.65116       4.71699      4.29124         2.59
  79       4.65885       4.72499      4.29703         2.43
  80
  81


                         Assumptions:
                         ------------
                         1. Run at pricing prepayment assumption
                         2. Excess (30/360)
                         3. 10% optional clean-up call




                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                    Corridor Schedule - Class M Certificates

         Effective Notional  Strike    Ceiling
 Period    Schedule ($)        (%)       (%)
 ------    ------------      ------    -------
 1                    --      0.000     0.000
 2        204,828,000.00      5.009     8.460
 3        204,828,000.00      5.009     8.460
 4        204,828,000.00      5.211     8.460
 5        204,828,000.00      5.009     8.460
 6        204,828,000.00      5.211     8.460
 7        204,828,000.00      5.009     8.460
 8        204,828,000.00      5.009     8.460
 9        204,828,000.00      5.657     8.460
10        204,828,000.00      5.009     8.460
11        204,828,000.00      5.231     8.460
12        204,828,000.00      5.028     8.460
13        204,828,000.00      5.231     8.460
14        204,828,000.00      5.028     8.460
15        204,828,000.00      5.028     8.460
16        204,828,000.00      5.231     8.460
17        204,828,000.00      5.028     8.460
18        204,828,000.00      5.230     8.460
19        204,828,000.00      5.028     8.460
20        204,828,000.00      5.028     8.460
21        204,828,000.00      5.678     8.460
22        204,828,000.00      5.028     8.460
23        204,828,000.00      7.696     8.460
24        204,828,000.00      7.423     8.460
25        204,828,000.00      7.685     8.460
26        204,828,000.00      7.383     8.460
27        204,828,000.00      7.380     8.460
28        204,828,000.00      7.658     8.460
29        204,828,000.00      8.143     8.460
30        204,828,000.00      8.455     8.460
31        204,828,000.00      8.145     8.460
32        204,828,000.00      8.141     8.460
33                    --      0.000     0.000
34        204,828,000.00      8.134     8.460


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

   BREAKEVEN (PRIOR TO 1ST DOLLAR LOSS)

              LIBOR Forwards
              --------------

BOND     CDR BE RATE   WAL     Cum Loss
M-1         20.66      7.83     17.00
M-2         17.03      8.60     14.83
M-3         15.02     10.00     13.52
M-4         13.35     10.64     12.37
M-5         11.90     11.20     11.31
M-6         10.67     11.83     10.36
M-7          9.44     12.17      9.38
M-8          8.60     13.23      8.68
M-9          7.41     12.82      7.65
M-10         6.29     13.16      6.64
M-11         5.65     14.56      6.04
M-12         4.89     14.24      5.31
M-13         4.57     15.87      5.00
M-14         4.38     16.47      4.81


Assumptions
1.    Trigger Event is always in effect
2.    40 % Loss Severity
3.    6 Months Lag
4.    CDR's shown are shown before 1st Dollar Loss
5.    Pricing Prepayment Assumption
6. Certificates use 1-month LIBOR forward and collateral uses 6-month LIBOR forward and 1 Year CMT forward
7.    100% P&I advance
8.    Defaults OUTSIDE of prepays
9.    The sequential trigger is not in effect


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

                               Collateral Summary
                               ------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.


Scheduled Principal Balance:                               $1,317,220,845.88
Number of Mortgage Loans:                                              7,934
Average Scheduled Principal Balance:                             $166,022.29
Weighted Average Gross Coupon:                                         6.766%
Weighted Average Original Credit Score(3):                               622
Weighted Average Original LTV Ratio:                                   79.77%
Weighted Average Original Combined LTV Ratio(1):                       83.57%
Weighted Average Stated Remaining Term (months):                         352
Weighted Average Original Term (months):                                 353
Weighted Average Roll Term (months):                                      23
Weighted Average Gross Margin(2):                                      3.569%
Weighted Average Initial Rate Cap(2):                                  2.960%
Weighted Average Periodic Rate Cap(2):                                 1.011%
Weighted Average Gross Maximum Lifetime Rate(2):                       12.768%
Weighted Average Gross Minimum Lifetime Rate(2):                       3.569%

(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Includes adjustable-rate Mortgage Loans only.
(3)   Does not include loans with no credit score available.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                          DISTRIBUTION BY PRODUCT TYPE
                          ----------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Product Type                     of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                             52       $13,109,599.82        1.00%   $252,107.69       7.161%       73.53%         613
2Y/6M Libor Arm                     6,669     1,105,538,883.12       83.93     165,772.81       6.787        81.22          617
3Y/6M Libor Arm                       156        33,096,898.23        2.51     212,159.60       5.984        76.72          648
Balloon 360/180                       130        26,226,910.07        1.99     201,745.46       6.624        78.07          665
Fixed 15 Yr                           239        22,634,472.38        1.72      94,704.91       7.011        68.32          638
Fixed 30 Yr                           688       116,614,082.26        8.85     169,497.21       6.731        70.21          646
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                  DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
                  -------------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
Current Gross                     Number          Unpaid         Principal     Principal      Gross      Original      Credit
Mortgage Rate (%)                of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                           5        $1,073,962.37        0.08%   $214,792.47       3.903%       74.78%         714
4.000 - 4.499                          17         4,016,105.99        0.30     236,241.53       4.280        76.95          661
4.500 - 4.999                         195        49,466,290.11        3.76     253,673.28       4.842        73.77          665
5.000 - 5.499                         345        79,023,420.28        6.00     229,053.39       5.269        75.01          655
5.500 - 5.999                       1,187       262,195,420.04       19.91     220,889.15       5.779        75.98          645
6.000 - 6.499                         843       161,744,304.99       12.28     191,867.50       6.253        77.74          635
6.500 - 6.999                       1,736       300,859,469.28       22.84     173,306.15       6.743        79.94          622
7.000 - 7.499                         775       119,183,328.10        9.05     153,784.94       7.254        83.57          612
7.500 - 7.999                       1,133       167,599,814.53       12.72     147,925.70       7.725        84.89          598
8.000 - 8.499                         486        58,933,483.53        4.47     121,262.31       8.258        86.63          589
8.500 - 8.999                         649        67,567,093.29        5.13     104,109.54       8.721        83.14          575
9.000 - 9.499                         212        17,759,700.08        1.35      83,772.17       9.251        82.89          568
9.500 - 9.999                         189        16,766,068.00        1.27      88,709.35       9.709        77.04          545
10.000 - 10.499                        54         3,751,444.80        0.28      69,471.20      10.230        78.74          556
10.500 - 10.999                        78         5,764,310.33        0.44      73,901.41      10.681        81.39          538
11.000 - 11.499                        20           980,605.35        0.07      49,030.27      11.271        79.84          538
11.500 - 11.999                         7           297,798.87        0.02      42,542.70      11.772        70.20          509
12.000 - 12.499                         3           238,225.94        0.02      79,408.65      12.201        78.18          524
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
                ------------------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
Current Unpaid                    Number          Unpaid         Principal     Principal      Gross      Original      Credit
Principal Balance ($)            of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                       74        $1,545,931.79        0.12%    $20,890.97       8.974%       66.50%         580
25,000.01 - 50,000.00                 517        20,437,866.82        1.55      39,531.66       8.334        74.82          596
50,000.01 - 75,000.00                 970        61,563,008.37        4.67      63,467.02       7.698        78.32          604
75,000.01 - 100,000.00              1,000        88,371,410.68        6.71      88,371.41       7.319        79.60          611
100,000.01 - 125,000.00               980       110,495,032.14        8.39     112,750.03       7.214        80.31          615
125,000.01 - 150,000.00               857       117,759,627.88        8.94     137,409.13       7.167        80.39          612
150,000.01 - 175,000.00               764       123,703,320.95        9.39     161,915.34       6.808        79.63          614
175,000.01 - 200,000.00               632       118,791,876.90        9.02     187,961.83       6.696        80.48          624
200,000.01 - 225,000.00               446        94,958,980.17        7.21     212,912.51       6.587        79.66          626
225,000.01 - 250,000.00               344        81,877,620.86        6.22     238,016.34       6.598        79.11          624
250,000.01 - 275,000.00               260        68,312,078.58        5.19     262,738.76       6.560        80.32          624
275,000.01 - 300,000.00               218        62,818,260.98        4.77     288,157.16       6.380        79.61          625
300,000.01 - 325,000.00               161        50,352,399.19        3.82     312,747.82       6.606        82.30          623
325,000.01 - 359,650.00               199        68,371,245.63        5.19     343,574.10       6.328        80.67          636
359,650.01 - 500,000.00               350       144,412,981.21       10.96     412,608.52       6.325        81.06          630
500,000.01 -1,000,000.00              162       103,449,203.73        7.85     638,575.33       6.140        76.71          641
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                 DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE (1)
                 ----------------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
Original                          Number          Unpaid         Principal     Principal      Gross      Original      Credit
Principal Balance ($)            of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                       74        $1,549,546.00        0.12%    $20,939.81       8.975%       66.49%         580
25,000.01 - 50,000.00                 516        20,422,082.00        1.55      39,577.68       8.330        74.84          596
50,000.01 - 75,000.00                 970        61,637,525.00        4.67      63,543.84       7.700        78.30          604
75,000.01 - 100,000.00              1,000        88,473,458.00        6.71      88,473.46       7.320        79.58          610
100,000.01 - 125,000.00               980       110,631,504.00        8.39     112,889.29       7.215        80.30          615
125,000.01 - 150,000.00               824       112,951,495.00        8.56     137,077.06       7.188        81.04          613
150,000.01 - 175,000.00               793       128,114,908.00        9.71     161,557.26       6.805        79.07          614
175,000.01 - 200,000.00               636       119,649,236.00        9.07     188,127.73       6.694        80.52          624
200,000.01 - 225,000.00               446        95,088,965.00        7.21     213,203.96       6.583        79.60          625
225,000.01 - 250,000.00               332        78,985,184.00        5.99     237,907.18       6.606        79.79          623
250,000.01 - 275,000.00               272        71,392,964.00        5.41     262,474.13       6.560        79.57          625
275,000.01 - 300,000.00               219        63,191,750.00        4.79     288,546.80       6.378        79.61          624
300,000.01 - 325,000.00               161        50,426,554.00        3.82     313,208.41       6.606        82.30          623
325,000.01 - 359,650.00               185        63,439,396.00        4.81     342,915.65       6.326        80.45          636
359,650.01 - 500,000.00               364       149,676,219.00       11.35     411,198.40       6.325        81.14          630
500,000.01 -1,000,000.00              162       103,619,136.00        7.85     639,624.30       6.140        76.71          641
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,319,249,922.00      100.00%   $166,278.03       6.766%       79.77%         622

(1) All weighted averages based on Original Principal Balance.



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                   DISTRIBUTION BY REMAINING TERM TO MATURITY
                   ------------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
Remaining Term                    Number          Unpaid         Principal     Principal      Gross      Original      Credit
-------------------------------------------------------------------------------------------------------------------------------
(months)                         of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
121 - 180                             369       $48,861,382.45        3.71%   $132,415.67       6.803%       73.55%         653
241 - 360                           7,565     1,268,359,463.43       96.29     167,661.53       6.765        80.01          620
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                   DISTRIBUTION BY ORIGINAL TERM TO MATURITY
                   -----------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
Original Term                     Number          Unpaid         Principal     Principal      Gross      Original      Credit
(months)                         of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
121 - 180                             369       $48,861,382.45        3.71%   $132,415.67       6.803%       73.55%         653
301 - 360                           7,565     1,268,359,463.43       96.29     167,661.53       6.765        80.01          620
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                          DISTRIBUTION BY ORIGINAL LTV
                          ----------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Original LTV (%)                 of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                           44        $3,545,765.32        0.27%    $80,585.58       6.898%       18.82%         604
25.01 - 30.00                          41         3,858,631.53        0.29      94,112.96       6.951        28.00          607
30.01 - 35.00                          33         3,497,071.87        0.27     105,971.87       6.677        32.66          619
35.01 - 40.00                          81        10,659,091.18        0.81     131,593.72       6.941        37.97          606
40.01 - 45.00                          65         9,053,962.56        0.69     139,291.73       6.469        43.08          611
45.01 - 50.00                         127        17,589,024.27        1.34     138,496.25       6.527        48.08          612
50.01 - 55.00                         163        26,667,573.09        2.02     163,604.74       6.358        52.61          619
55.01 - 60.00                         209        34,553,684.74        2.62     165,328.64       6.492        57.71          606
60.01 - 65.00                         254        40,367,882.07        3.06     158,928.67       6.592        62.65          610
65.01 - 70.00                         557        94,237,111.27        7.15     169,186.91       6.429        68.37          612
70.01 - 75.00                         682       119,801,773.49        9.10     175,662.42       6.679        73.90          605
75.01 - 80.00                       2,486       426,026,964.86       32.34     171,370.46       6.353        79.66          629
80.01 - 85.00                         833       139,540,302.35       10.59     167,515.37       7.112        84.47          609
85.01 - 90.00                       1,159       201,796,156.04       15.32     174,112.30       7.094        89.61          621
90.01 - 95.00                         581        92,456,523.96        7.02     159,133.43       7.313        94.78          638
95.01 - 100.00                        619        93,569,327.28        7.10     151,162.08       7.669        99.93          642
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                     DISTRIBUTION BY ORIGINAL COMBINED LTV
                     -------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Original Combined LTV (%)        of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                           44        $3,545,765.32        0.27%    $80,585.58       6.898%       18.82%         604
25.01 - 30.00                          41         3,858,631.53        0.29      94,112.96       6.951        28.00          607
30.01 - 35.00                          31         3,140,343.14        0.24     101,301.39       6.700        32.59          619
35.01 - 40.00                          79        10,470,574.79        0.79     132,538.92       6.948        37.99          606
40.01 - 45.00                          64         8,312,298.62        0.63     129,879.67       6.478        42.95          610
45.01 - 50.00                         127        18,046,207.25        1.37     142,096.12       6.528        47.91          611
50.01 - 55.00                         157        24,631,275.19        1.87     156,887.10       6.417        52.48          616
55.01 - 60.00                         202        32,639,953.79        2.48     161,583.93       6.501        57.70          605
60.01 - 65.00                         251        39,047,559.45        2.96     155,567.97       6.638        62.51          607
65.01 - 70.00                         539        91,982,715.21        6.98     170,654.39       6.431        68.28          611
70.01 - 75.00                         626       108,700,958.70        8.25     173,643.70       6.721        73.66          601
75.01 - 80.00                       1,017       192,566,794.48       14.62     189,347.88       6.721        79.12          613
80.01 - 85.00                         824       140,308,995.96       10.65     170,277.91       7.083        84.08          610
85.01 - 90.00                       1,197       212,852,178.70       16.16     177,821.37       7.052        88.75          622
90.01 - 95.00                         710       116,576,413.31        8.85     164,192.13       7.085        91.54          638
95.01 - 100.00                      2,025       310,540,180.44       23.58     153,353.18       6.533        85.90          642
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                          DISTRIBUTION OF MI COVERAGE
                          ---------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
MI Coverage                      of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                   4,742      $789,858,536.25       59.96%   $166,566.54       6.450%       72.28%         620
MGIC                                  552       101,055,146.63        7.67     183,070.92       6.993        89.59          626
PMI MTGE.                             479        78,723,463.83        5.98     164,349.61       7.356        91.92          625
REPUBLIC                              675       107,280,751.32        8.14     158,934.45       7.326        91.70          625
Radian GUARANTEE                      417        71,286,227.79        5.41     170,950.19       7.065        89.22          622
TRIAD                                 562        90,067,186.09        6.84     160,261.90       7.328        91.57          623
UNITED GTY                            507        78,949,533.97        5.99     155,719.00       7.377        91.82          625
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                             DISTRIBUTION BY STATE
                             ---------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
State                            of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
California                          1,013      $285,073,697.70       21.64%   $281,415.30       6.119%       73.94%         631
Maryland                              402        83,317,480.26        6.33     207,257.41       6.785        79.70          620
Florida                               394        69,651,302.26        5.29     176,779.95       6.786        80.81          621
Arizona                               367        62,597,273.83        4.75     170,564.78       6.796        82.94          624
Virginia                              260        53,904,682.88        4.09     207,325.70       6.750        82.39          622
Illinois                              373        48,584,252.03        3.69     130,252.69       7.235        84.51          616
Texas                                 514        47,084,012.06        3.57      91,603.14       7.582        79.69          612
New York                              205        44,652,773.62        3.39     217,818.41       6.578        75.23          622
Washington                            211        39,688,821.71        3.01     188,098.68       6.470        83.07          630
Nevada                                177        39,642,252.71        3.01     223,967.53       6.698        79.22          620
New Jersey                            172        37,155,217.85        2.82     216,018.71       7.039        75.87          611
Minnesota                             237        35,987,667.77        2.73     151,846.70       6.878        80.06          615
Colorado                              174        33,800,850.05        2.57     194,257.76       6.312        81.45          637
Georgia                               190        30,987,425.26        2.35     163,091.71       6.938        85.06          615
North Carolina                        208        28,180,382.32        2.14     135,482.61       7.238        83.40          618
Missouri                              226        23,678,228.01        1.80     104,770.92       7.126        83.18          619
Pennsylvania                          174        21,219,376.67        1.61     121,950.44       7.322        82.94          614
Ohio                                  194        20,988,652.58        1.59     108,188.93       7.243        85.48          617
Wisconsin                             156        19,985,948.12        1.52     128,115.05       7.309        83.19          606
Oregon                                106        19,779,107.16        1.50     186,595.35       6.233        80.50          653
Massachusetts                          80        19,177,199.40        1.46     239,714.99       6.725        76.29          623
Iowa                                  201        18,836,455.00        1.43      93,713.71       7.313        85.26          621
Louisiana                             154        17,682,994.69        1.34     114,824.64       7.103        82.55          610
Tennessee                             162        16,427,414.15        1.25     101,403.79       6.868        82.68          615
Michigan                              126        13,920,880.87        1.06     110,483.18       7.265        82.04          611
Other                               1,458       185,216,496.92       14.06     127,034.63       7.143        82.02          615
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                         DISTRIBUTION BY OCCUPANCY TYPE
                         ------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Occupancy Type                   of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                      7,607    $1,274,691,836.49       96.77%   $167,568.27       6.770%       80.09%         621
Investor                              247        28,277,093.87        2.15     114,482.16       6.660        68.42          639
Second Home                            80        14,251,915.52        1.08     178,148.94       6.592        73.04          636
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                         DISTRIBUTION BY PROPERTY TYPE
                         -----------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Property Type                    of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
Single Family Detached              7,333    $1,217,052,191.83       92.40%   $165,969.21       6.779%       79.95%         621
Lowrise Condo Sf                      433        67,838,257.11        5.15     156,670.34       6.639        80.77          630
2-4 Family                            150        29,118,993.34        2.21     194,126.62       6.530        70.29          630
Highrise Condo Sf                      18         3,211,403.60        0.24     178,411.31       6.595        74.05          619
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                          DISTRIBUTION BY LOAN PURPOSE
                          ----------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Loan Purpose                     of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
Cash Out                            4,026      $713,484,063.79       54.17%   $177,219.09       6.705%       75.74%         615
Purchase                            3,346       520,981,365.23       39.55     155,702.74       6.838        85.19          631
Rate/Term Refi                        562        82,755,416.86        6.28     147,251.63       6.844        80.32          623
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                       DISTRIBUTION BY DOCUMENTATION TYPE
                       ----------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Documentation Type               of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
Full Doc                            6,816    $1,068,637,280.42       81.13%   $156,783.64       6.851%       80.49%         618
Full Doc with 6 Mo.
Bank Statements                        43         7,896,687.40        0.60     183,643.89       6.405        69.15          624
Full Doc with 12 Mo.
Bank Statements                     1,075       240,686,878.06       18.27     223,894.77       6.400        76.90          637
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                          DISTRIBUTION BY CREDIT SCORE
                          ----------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Credit Score                     of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
500 - 525                             302       $34,483,529.66        2.62%   $114,183.87       8.883%       70.22%         515
526 - 550                             553        72,420,719.58        5.50     130,959.71       8.144        72.51          539
551 - 575                             810       121,313,525.07        9.21     149,769.78       7.321        77.12          564
576 - 600                           1,427       220,717,568.08       16.76     154,672.44       6.979        79.03          588
601 - 625                           1,595       270,442,648.89       20.53     169,556.52       6.711        81.26          613
626 - 650                           1,343       237,614,358.25       18.04     176,928.04       6.574        82.52          638
651 - 675                             968       180,523,217.19       13.70     186,490.93       6.189        81.09          663
676 - 700                             465        91,083,879.37        6.91     195,879.31       6.067        80.70          686
701 - 725                             216        43,179,943.15        3.28     199,907.14       6.012        79.63          710
726 - 750                              98        20,013,361.05        1.52     204,217.97       5.936        79.31          737
751 - 775                              60        11,552,934.36        0.88     192,548.91       6.069        80.38          762
776 - 800                              30         7,161,061.85        0.54     238,702.06       5.749        75.82          786
801 - 825                               6         1,062,103.22        0.08     177,017.20       6.085        65.42          804
Not Available                          61         5,651,996.16        0.43      92,655.67       7.913        80.99       N/A
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                  DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY
                  -------------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Prepayment Penalty               of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                  6,020      $962,859,416.14       73.10%   $159,943.42       6.651%       80.09%         622
No Prepay Penalty                   1,914       354,361,429.74       26.90     185,141.81       7.077        78.88          621
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
                ------------------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
Prepayment Penalty Term           Number          Unpaid         Principal     Principal      Gross      Original      Credit
(months)                         of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
None                                1,914      $354,361,429.74       26.90%   $185,141.81       7.077%       78.88%         621
24                                  5,091       805,069,646.77       61.12     158,135.86       6.675        81.61          616
36                                    929       157,789,769.37       11.98     169,849.05       6.528        72.33          650
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.


                           DISTRIBUTION BY LIEN TYPE
                           -------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Lien Type                        of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
First Lien                          7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622
-------------------------------------------------------------------------------------------------------------------------------
Total:                              7,934    $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%         622


                     DISTRIBUTION BY MAXIMUM MORTGAGE RATE
                     -------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Maximum Mortgage Rate ( %)       of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                           5        $1,073,962.37        0.09%   $214,792.47       3.903%       74.78%         714
10.000 - 10.499                        17         4,016,105.99        0.35     236,241.53       4.280        76.95          661
10.500 - 10.999                       190        48,180,308.04        4.18     253,580.57       4.840        73.71          665
11.000 - 11.499                       330        76,020,587.90        6.60     230,365.42       5.268        75.33          653
11.500 - 11.999                     1,035       227,067,739.88       19.72     219,389.12       5.770        77.33          639
12.000 - 12.499                       712       136,382,170.76       11.84     191,547.99       6.251        79.53          629
12.500 - 12.999                     1,403       244,087,251.57       21.19     173,975.23       6.743        81.86          618
13.000 - 13.499                       668       105,185,878.49        9.13     157,463.89       7.258        84.83          609
13.500 - 13.999                     1,010       151,336,521.52       13.14     149,838.14       7.725        85.83          596
14.000 - 14.499                       438        54,368,894.43        4.72     124,129.90       8.261        87.08          587
14.500 - 14.999                       578        62,601,924.52        5.44     108,307.83       8.722        83.70          572
15.000 - 15.499                       192        16,431,312.28        1.43      85,579.75       9.251        83.64          565
15.500 - 15.999                       161        15,016,398.86        1.30      93,269.56       9.709        77.98          542
16.000 - 16.499                        45         3,418,473.47        0.30      75,966.08      10.227        78.86          554
16.500 - 16.999                        67         5,296,433.76        0.46      79,051.25      10.683        82.38          536
17.000 - 17.499                        19           947,766.75        0.08      49,882.46      11.276        79.49          535
17.500 - 17.999                         5           219,346.28        0.02      43,869.26      11.766        71.33          511
18.000 - 18.499                         2            94,304.30        0.01      47,152.15      12.125        75.41          540
-------------------------------------------------------------------------------------------------------------------------------
Total:                              6,877    $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%         618


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                     DISTRIBUTION BY MINIMUM MORTGAGE RATE
                     -------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Minimum Mortgage Rate (%)        of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
<= 0.499                                1          $600,315.53        0.05%   $600,315.53       5.625%       75.00%         648
1.500 - 1.999                          43        15,650,681.02        1.36     363,969.33       5.160        72.02          699
2.000 - 2.499                         561       126,092,673.67       10.95     224,764.12       5.479        74.43          671
2.500 - 2.999                       1,203       235,106,538.93       20.41     195,433.53       5.911        76.29          632
3.000 - 3.499                       1,286       219,163,921.87       19.03     170,422.96       6.439        78.92          621
3.500 - 3.999                         926       166,794,369.25       14.48     180,123.51       6.822        84.72          618
4.000 - 4.499                         892       137,587,322.81       11.95     154,245.88       7.330        88.89          611
4.500 - 4.999                         892       126,011,111.93       10.94     141,268.06       7.863        89.25          593
5.000 - 5.499                         488        61,213,030.89        5.31     125,436.54       8.255        82.12          567
5.500 - 5.999                         323        36,920,458.06        3.21     114,304.82       8.724        75.42          541
6.000 - 6.499                         102        14,330,570.54        1.24     140,495.79       9.102        75.29          533
6.500 - 6.999                         144        10,622,605.85        0.92      73,768.10      10.050        81.19          542
7.000 - 7.499                          13         1,263,866.50        0.11      97,220.50      10.406        84.82          535
7.500 - 7.999                           1           297,166.35        0.03     297,166.35      10.625        85.00          587
8.000 - 8.499                           2            90,747.97        0.01      45,373.99      10.307        78.87          587
-------------------------------------------------------------------------------------------------------------------------------
Total:                              6,877    $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%         618


                          DISTRIBUTION BY GROSS MARGIN
                          ----------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Gross Margin (%)                 of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
0.001 - 0.999                           1          $600,315.53        0.05%   $600,315.53       5.625%       75.00%         648
1.500 - 1.999                          43        15,650,681.02        1.36     363,969.33       5.160        72.02          699
2.000 - 2.499                         561       126,092,673.67       10.95     224,764.12       5.479        74.43          671
2.500 - 2.999                       1,203       235,106,538.93       20.41     195,433.53       5.911        76.29          632
3.000 - 3.499                       1,286       219,163,921.87       19.03     170,422.96       6.439        78.92          621
3.500 - 3.999                         926       166,794,369.25       14.48     180,123.51       6.822        84.72          618
4.000 - 4.499                         892       137,587,322.81       11.95     154,245.88       7.330        88.89          611
4.500 - 4.999                         892       126,011,111.93       10.94     141,268.06       7.863        89.25          593
5.000 - 5.499                         488        61,213,030.89        5.31     125,436.54       8.255        82.12          567
5.500 - 5.999                         323        36,920,458.06        3.21     114,304.82       8.724        75.42          541
6.000 - 6.499                         102        14,330,570.54        1.24     140,495.79       9.102        75.29          533
6.500 - 6.999                         144        10,622,605.85        0.92      73,768.10      10.050        81.19          542
7.000 - 7.499                          13         1,263,866.50        0.11      97,220.50      10.406        84.82          535
7.500 - 7.999                           1           297,166.35        0.03     297,166.35      10.625        85.00          587
8.000 - 8.499                           2            90,747.97        0.01      45,373.99      10.307        78.87          587
-------------------------------------------------------------------------------------------------------------------------------
Total:                              6,877    $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%         618



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                   DISTRIBUTION BY INITIAL INTEREST RATE CAP
                   -----------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Initial Interest Rate Cap (%)    of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
2.000                                 208       $46,206,498.05        4.01%   $222,146.63       6.318%       75.82%         638
3.000                               6,669     1,105,538,883.12       95.99     165,772.81       6.787        81.22          617
-------------------------------------------------------------------------------------------------------------------------------
Total:                              6,877    $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%         618


                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP
                   ------------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Periodic Interest Rate Cap (%)   of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
1.000                               6,825    $1,138,635,781.35       98.86%   $166,833.08       6.763%       81.08%         618
2.000                                  52        13,109,599.82        1.14     252,107.69       7.161        73.53          613
-------------------------------------------------------------------------------------------------------------------------------
Total:                              6,877    $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%         618



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                   DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
                   -----------------------------------------

                                                                   % of
                                                                  Pool by
                                                                  Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
                                  Number          Unpaid         Principal     Principal      Gross      Original      Credit
Next Rate Adjustment Date        of Loans   Principal Balance     Balance       Balance      Coupon         LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
March 2006                              3          $710,450.48        0.06%   $236,816.83       7.652%       71.34%         561
April 2006                             30         8,193,386.98        0.71     273,112.90       6.991        72.26          616
May 2006                               18         4,145,762.36        0.36     230,320.13       7.420        76.58          616
June 2006                               1            60,000.00        0.01      60,000.00       6.625        62.50          635
July 2006                               1            24,743.24        0.00      24,743.24      12.125        62.50          501
August 2006                             1            87,225.66        0.01      87,225.66       7.125        80.00          688
September 2006                          8         1,254,157.22        0.11     156,769.65       7.677        84.71          581
October 2006                            1            71,805.56        0.01      71,805.56       9.375        95.00          585
November 2006                           5         1,234,815.21        0.11     246,963.04       7.604        80.63          633
December 2006                          17         2,317,129.43        0.20     136,301.73       7.902        84.49          604
January 2007                           31         5,604,133.05        0.49     180,778.49       6.974        84.39          607
February 2007                          21         4,762,812.70        0.41     226,800.60       6.822        83.28          625
March 2007                            234        42,240,493.64        3.67     180,514.93       6.966        81.67          618
April 2007                          3,177       518,948,258.18       45.06     163,345.38       6.815        81.07          616
May 2007                            3,100       518,014,076.23       44.98     167,101.31       6.729        81.19          618
June 2007                              73        10,979,233.00        0.95     150,400.45       6.902        83.64          620
February 2008                           1           258,906.34        0.02     258,906.34       5.750        75.36          634
March 2008                              5         1,171,959.51        0.10     234,391.90       6.323        84.50          647
April 2008                             76        15,231,082.58        1.32     200,408.98       5.955        76.32          648
May 2008                               72        15,923,349.80        1.38     221,157.64       5.999        76.70          648
June 2008                               2           511,600.00        0.04     255,800.00       5.717        72.22          673
-------------------------------------------------------------------------------------------------------------------------------
Total:                              6,877    $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%         618



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.